SOUTHERN NATIONAL CORPORATION

              OMNIBUS STOCK INCENTIVE PLAN



























               Effective February 17, 1994

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              SOUTHERN NATIONAL CORPORATION
              OMNIBUS STOCK INCENTIVE PLAN


                        ARTICLE I

                       DEFINITIONS


1.01. Agreement means a written agreement (including any amendment or supplement thereto) between SNC and a Participant specifying the terms and conditions of an award of Restricted Stock or Performance Shares or an Option or SAR granted to such Participant.

1.02. Applicable Percentage means the same percentage, in multiples of 5%, by which the Performance Share Value during a Valuation Period exceeds the Fair Market Value of SNC Common Stock on the date that a Performance Share award was granted. The Applicable Percentage cannot be less than zero but can exceed 100%.

1.03.  Board means the Board of Directors of SNC.

1.04. Code means the Internal Revenue Code of 1986, as amended.

1.05. Committee means the Compensation Committee of the Board appointed to administer the Plan.

1.06. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to SNC, unexercised, of that portion of the Option to which the SAR relates.

1.07. Date of Exercise means (i) with respect to an Option, the date that the Option price is received by SNC and (ii) with respect to an SAR, the date that the notice of exercise is received by SNC.

1.08. Fair Market Value means, on any given date, the closing price of SNC Common Stock as reported on the New
York Stock Exchange. If SNC Common Stock was not traded on the New York Stock Exchange on such date, then Fair
Market Value is determined with reference to the next preceding day that SNC Common Stock was so traded.

1.09. Initial Value means, with respect to an SAR, the Fair Market Value of one share of SNC Common Stock on the date of grant, as set forth in an Agreement.

1.10. Legal Disability means that a Participant is permanently and totally disabled within the meaning of Code section 22(e)(3).

1.11. Option means a stock option that entitles the holder to purchase from SNC a stated number of shares of SNC Common Stock at the price set forth in an Agreement.

1.12. Participant means an employee of SNC or of a Subsidiary, including an employee who is a member of the Board, or a non-employee who satisfies the requirements of Article IV and is selected by the Committee to receive a Restricted Stock or Performance Share award, an Option, an SAR, or a combination thereof.

1.13. Performance Share means an award, in the amount determined by the Committee and specified in an Agree-ment, stated with reference to a specified number of shares of SNC Common Stock, that entitles the holder to receive shares of SNC Common Stock, a cash payment, or a combination of SNC Common Stock and cash, in accordance with the provisions of Article X. The Committee, in its discretion, will determine whether a Performance Share will be settled with shares of SNC Common Stock, cash or a combination of SNC Common Stock and cash.

1.14.  Performance Share Value means the lowest Fair
Market Value of SNC Common Stock during a Valuation
Period.

1.15.  Plan means the Southern National Corporation
Omnibus Stock Incentive Plan.

1.16. Restricted Stock means shares of SNC Common Stock awarded to a Participant under Article IX. Shares of SNC
Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

1.17. Retirement means that a Participant has separated from service on or after his earliest early retirement date established under a tax-qualified pension or profit sharing plan maintained by SNC or a Subsidiary in which he participates.

1.18. SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of SNC
Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of SNC Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted indepen-dently of Options, unless the context requires otherwise.

1.19.  SNC means Southern National Corporation.

1.20. SNC Common Stock means the common stock, $5.00 par value, of SNC.

1.21. Subsidiary means any "subsidiary corporation" as such term is defined in Code section 424.

1.22. Valuation Period means the period beginning on January 1 and ending on the following December 31 beginning with the January 1 following the date of a Performance Share award and during each of the four calendar years thereafter. There shall be five Valuation
Periods with respect to each Performance Share award.


                       ARTICLE II

                        PURPOSES


       The Plan is intended to assist SNC in recruiting and retaining employees with ability and initiative by enabling employees to participate in its future success and to associate their interests with those of SNC and its shareholders. The Plan is intended to permit the award of shares of Restricted Stock, the award of Performance Shares, the grant of SARs, and the grant of both Options qualifying under Code section 422
("incentive stock options") and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by SNC from the sale of SNC Common Stock pursuant to this Plan shall be used for general corporate purposes.


                       ARTICLE III

                     ADMINISTRATION


       Except as provided in this Article III, the Plan shall be administered by the Committee. The Committee shall have authority to award Restricted Stock and Performance Shares and to grant Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those con-tained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agree-ments; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, or Option, SAR, Restricted Stock award or Performance Share award. All expenses of administering this Plan shall be borne by SNC.

       The Committee, in its discretion, may delegate to one or more officers of SNC, all or part of the Committee's authority and duties with respect to Partici-pants who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time. In the event of such delegation, and as to matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.


                       ARTICLE IV

                       ELIGIBILITY


4.01.  General.  Any employee of SNC or of any Subsidiary
(including any corporation that becomes a Subsidiary after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of SNC or a Subsidiary. Any such employee may be awarded shares of Restricted Stock or Performance Shares or may be granted one or more Options, SARs, or Options and SARs. A Director of SNC who is an employee of SNC or a Subsidiary may be awarded shares of Restricted Stock and Performance Shares and may be granted Options or SARs under this Plan. Further, the Committee may from time to time in its sole discretion award shares of Restricted
Stock and Performance Shares and may grant Options or SARs to non-employees or non-key employees in conjunction with mergers and acquisition transactions. A member of the Committee may not participate in this Plan during the time that his participation would prevent the Committee from being "disinterested" for purposes of Securities and Exchange Commission Rule 16b-3 as in effect from time to time.

4.02. Grants. The Committee will designate individuals to whom shares of Restricted Stock and Performance Shares are to be awarded and to whom Options and SARs are to be granted and will specify the number of shares of SNC
Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All shares of Restricted Stock and Performance Shares awarded, and all Options and SARs granted, under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted incentive stock options or related SARs
(under all incentive stock option plans of SNC and its Subsidiaries) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value
(determined as of the date an option is granted) exceed-ing $100,000. In addition, no Participant may be granted
Options and SARs that are not related to an Option in any calendar year for more than 30,000 shares of SNC Common
Stock. For purposes of the preceding sentence an Option and related SAR shall be treated as a single award.


                        ARTICLE V

                  STOCK SUBJECT TO PLAN


5.01. Source of Shares. Upon the award of shares of Restricted Stock and when a Performance Share is earned, SNC may issue authorized but unissued SNC Common Stock.
Upon the exercise of an Option or SAR, SNC may deliver to the Participant (or the Participant's broker if the Participant so directs), authorized but unissued SNC
Common Stock.

5.02. Maximum Number of Shares. The maximum aggregate number of shares of SNC Common Stock that may be issued pursuant to the exercise of Options and SARs and the award of Restricted Stock and the settlement of Perfor-mance Shares under this Plan is four million, subject to increases and adjustments as provided in this Article V and Article X.

5.03. Replenishment. The maximum number of shares authorized for issuance under this Plan under Sec-tion 5.02 shall be increased each year by 3% (the
Replenishment Percentage) of the amount, if any, by which the total number of shares of SNC Common Stock outstanding as of the last day of SNC's fiscal year exceeds the total number of shares of SNC Common Stock outstanding as of the first day of such fiscal year.
Provided, however, that in no event shall the total number of shares authorized for issuance under this Plan exceed 10% of authorized and outstanding SNC Common Stock as of the time of any replenishment adjustment. The issuance of shares of SNC Common Stock under this Plan and the application of Article X shall be disregarded for purposes of applying the preceding sentence. This
Section 5.03 shall first apply with respect to the fiscal year of SNC beginning on January 1, 1995.

5.04. Incentive Stock Options. Sections 5.02 and 5.03 to the contrary notwithstanding, the maximum aggregate number of shares of SNC Common Stock that may be issued pursuant to the exercise of Options that are incentive stock options granted under this Plan is four million, subject to adjustment as provided in Article X.

5.05. Forfeitures, etc. If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of SNC Common
Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARs, Restricted
Stock, and Performance Share awards to be granted under this Plan. Any shares of Restricted Stock that are forfeited may be reallocated to other Options, SARs or Restricted Stock awards to be granted under this Plan.


                       ARTICLE VI

                      OPTION PRICE


       The price per share for SNC Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for SNC Common Stock purchased on the exercise of any non-incentive stock option shall not be less than eighty-five percent (85%) of the Fair Market
Value on the date the Option is granted. The price per share for SNC Common Stock purchased on the exercise of any incentive stock option shall not be less than one-hundred percent (100%) of the Fair Market Value on the date the Option is granted.


                       ARTICLE VII

                   EXERCISE OF OPTIONS


7.01. Maximum Option or SAR Period. The maximum period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant except that no Option that is an incentive stock option and any Corresponding SAR that relates to such Option shall be exercisable after the expiration of ten years from the date the Option or SAR was granted. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.

7.02. Nontransferability. Any Option or SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding
SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of a Participant to whom an Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.


                      ARTICLE VIII

                   METHOD OF EXERCISE


8.01.  Exercise.  An Option or SAR granted under this
Plan shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VII and XI, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exer-cised only to the extent that the related Option is exer-cisable and only when the Fair Market Value exceeds the option price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option or SAR could be exer-cised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable
Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termina-tion of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

8.02. Payment. Unless otherwise provided by the Agree-ment, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of SNC Common
Stock to SNC. If SNC Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof.

8.03.  Determination of Payment of Cash and/or SNC Common
Stock Upon Exercise of SAR. At the Committee's discre-tion, the amount payable as a result of the exercise of an SAR may be settled in cash, SNC Common Stock, or a combination of cash and SNC Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8.04. Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option or SAR until the Date of Exercise of such Option or SAR.


                       ARTICLE IX

                    RESTRICTED STOCK


9.01. Award. In accordance with the provisions of Arti-cle IV, the Committee will designate each individual to whom an award of Restricted Stock is to be made and will specify the number of shares of SNC Common Stock covered by the award.

9.02. Vesting. The Committee, on the date of the award, may prescribe that a Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agree-ment. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of SNC and its Subsidiaries before the expiration of a stated term or if SNC, SNC and its Subsidiaries or the Participant fail to achieve stated objectives.

9.03. Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or other-wise dispose of Restricted Stock, (ii) SNC shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to SNC a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.


                        ARTICLE X

                PERFORMANCE SHARE AWARDS


10.01. Award. In accordance with the provisions of Arti-cle IV, the Committee will designate individuals to whom an award of Performance Shares is to be granted and will specify the number of shares of SNC Common Stock covered by the award. The number of shares of SNC Common Stock covered by a Performance Share award is merely a target;
the number of shares of SNC Common Stock earned and issued under a Performance Share award may be more or less than the target based on the Applicable Percentage.

10.02. Earning the Award. A Performance Share award will be earned based on the Performance Share Value during each of the five Valuation Periods following the date of award. The number of shares of SNC Common Stock earned under a Performance Share award as of the end of a Valuation Period will be equal to the product of (i) the number of shares covered by the Performance Share award and (ii) the Applicable Percentage; provided, however, that such product shall be reduced by the number of shares of SNC Common Stock earned or, in the case of a cash payment, the number of shares represented by the payment, in a prior Valuation Period with respect to the same Performance Share Award.

10.03. Employment. Section 10.02 to the contrary not-withstanding, a Participant's right to earn additional shares of SNC Common Stock or cash payments under Performance Share awards shall terminate if the Participant's employment with SNC and its Subsidiaries ends for reasons other than death, Legal Disability or Retirement. The preceding sentence shall not affect a Participant's right to receive shares of SNC Common Stock or cash payments that were earned in a Valuation Period that ended before the Participant's termination of employment. If a Participant's employment with SNC and its Subsidiaries ends on account of death, Legal
Disability or Retirement, the Participant (or the
Participant's estate in the case of his death), shall be entitled to receive shares of SNC Common Stock or cash payment to the extent that Performance Shares are earned in Valuation Periods preceding the Participant's termination of employment and the next following
Valuation Period.

10.04. Issuance of Shares. To the extent that a Perfor-mance Share award is settled with SNC Common Stock, the shares of SNC Common Stock earned in accordance with Sec-tion 10.02 shall be issued to the Participant as soon as practicable after the end of the Valuation Period;
provided, however, that no shares shall be issued unless the Committee certifies the number of shares of SNC
Common Stock earned by the Participant during that Valuation Period. A fractional share shall not be issuable under this Article X but instead will be settled in cash.

10.05. Settlement in Cash. To the extent that a Perfor-mance Share award is settled in cash, the payment will be made in a single sum as soon as practicable after the end of the Valuation Period; provided, however, that no pay-ment shall be made unless the Committee certifies the amount earned by the Participant during that Valuation
Period. To the extent that a Performance Share award is settled in cash, the amount of cash payable under a Performance Share award shall equal the Fair Market Value number of shares of SNC Common Stock earned during the Valuation Period on the date that the Committee certifies the Participant's right to receive the payment.

10.06. Shareholder Rights. No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and SNC Common
Stock is issued to the Participant. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share award or the right to receive payment thereunder other than by will or the laws of descent and distribution.


                       ARTICLE XI

       ADJUSTMENT UPON CHANGE IN SNC COMMON STOCK


       The maximum number of shares that may be issued pursuant to the exercise of Options and SARs and the award of Restricted Stock and the settlement of Performance Shares under this Plan and the Replenishment
Percentage in Section 5.03 shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards, Performance Share Awards, Options, and SARs shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) SNC (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Code section 424 applies or
(b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XI by the Committee shall be final and conclusive.

       The issuance by SNC of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conver-sion of shares or obligations of SNC convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Restricted Stock, Performance
Shares, Options or SARs.

       The Committee may award shares of Restricted Stock and Performance Shares, may grant Options, and may grant
SARs in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of SNC or a Subsidiary in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Restricted
Stock and Performance Share awards and Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.


                       ARTICLE XII

  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES


       No Option or SAR shall be exercisable, no SNC
Common Stock shall be issued, no certificates for shares of SNC Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations
(including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which SNC's shares may be listed. SNC shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence SNC Common Stock for which shares of Restricted
Stock are awarded, Performance Shares were earned or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no SNC Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until SNC has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                      ARTICLE XIII

                   GENERAL PROVISIONS


13.01. Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of SNC or a Subsidiary or in any way affect any right and power of SNC or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

13.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and SNC shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of SNC to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.
No such obligation of SNC shall be deemed to be secured by any pledge of, or other encumbrance on, any property of SNC.

13.03. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a conveni-ence to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04. Employee Status. For purposes of determining the applicability of Code section 422 (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised or that awards of Restricted Stock or Performance Shares may become vested or earned only during employment or within a specified period of time after termination of employ-ment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.


                       ARTICLE XIV

                        AMENDMENT


       The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of SNC Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock or Performance Share award or under any Option or SAR outstanding at the time such amendment is made.


                       ARTICLE XV

                    DURATION OF PLAN


       No shares of Restricted Stock or Performance
Shares may be awarded and no Option or SAR may be granted under this Plan after February 16, 2004. Restricted
Stock and Performance Share awards and Options and SARs granted before that date shall remain valid in accordance with their terms.


                       ARTICLE XVI

                 EFFECTIVE DATE OF PLAN


       Shares of Restricted Stock and Performance Shares may be awarded and Options and SARs may be granted under this Plan upon its adoption by the Board, provided that no Restricted Stock or Performance Share award, Option or
SAR will be effective unless this Plan is approved by shareholders holding a majority of SNC's outstanding voting stock, voting either in person or by proxy at a duly held shareholders' meeting within twelve months of such adoption.

                  SOUTHERN NATIONAL CORPORATION


                 NON-QUALIFIED STOCK OPTION PLAN






















                     As Amended and Restated
                   Effective February 17, 1994

                  SOUTHERN NATIONAL CORPORATION
                 NON-QUALIFIED STOCK OPTION PLAN


     Southern National Corporation ("SNC"), a North Carolina corporation, whose principal office is located at 500 North Chestnut Street, Lumberton, North Carolina 28358, hereby adopts this Non-qualified Stock Option Plan, in order to enable its key employees to share in the ownership and growth of SNC as well as its subsidiaries ("Subsidiaries"), by affording incentives to certain officers and key management employees to remain in the employ of SNC and its Subsidiaries and to use their best efforts on behalf, of SNC and its Subsidiaries. The adoption of this amended and restated Non-qualified Stock Option Plan is, subject to shareholder approval, to become effective February 17, 1994.

               __________________________________

     1.   Purpose.  The purpose of this Non-Qualified Stock
Option
Plan (the "Plan"), is to promote the interests of Southern
National
Corporation ("SNC") and its Subsidiaries, by affording an incentive to certain officers and key management employees to remain in the employ of SNC and to use their best efforts on its behalf, and further to aid SNC and its Subsidiaries in attracting, maintaining, and developing capable management personnel of a caliber required to insure SNC's continued success, through means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in SNC through the granting of non-qualified options to purchase SNC's Common Stock pursuant to the terms of the
Plan ("Options"). Such Options are intended not to qualify as Incentive Stock Options within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended, (the "Code") and shall be so construed.

     2. Definitions. The singular shall include the plural and vice-versa, and the use of one gender shall be deemed to include the other whenever appropriate.

     a. Beneficiary. Any person (including a trust) who may, under an employee's will or under the laws of descent
and
          distribution, succeed to the employee's right to exercise
          any Option by reason of the employee's death.

     b. Option. A Participant's right to purchase one or more shares of SNC Common Stock, as granted and determined in
          accordance with the provision of this Plan.

     c. Option Price. The amount to be paid by a Participant for the purchase of shares of SNC Common Stock pursuant to the exercise of an Option, as determined pursuant to paragraph 7, hereof.

     d. Participant. An employee of SNC or its Subsidiaries who becomes eligible to participate in this Plan under paragraph 6, hereof.

     e. Legal Disability. Legal Disability shall mean that because of injury or sickness, the Participant cannot perform each of the material duties of his regular occupation.

     f. SNC Common Stock. Southern National Corporation's $5 par
          value common stock registered pursuant to the Securities
          Act of 1933 (the "Act").

     g. Board. The Board shall mean the Board of Directors of Southern National Corporation.

     3. Shares Subject to the Plan. (a) The shares of SNC Common Stock to be delivered upon exercise of Options granted under the Plan shall be made available, at the discretion of the Board of
Directors of SNC, from the authorized, unissued and registered shares of SNC's $5.00 par value Common Stock. Such stock is the subject of a Registration Statement to be filed on Form S-3 by SNC with the Securities and Exchange Commission ("SEC"), and applicable state securities regulators, and which is anticipated to be made effective thereafter. Further, the Board of Directors shall have the authority to take any action related to this Plan which may be required in connection with the registration of the SNC Common Stock as well as the listing of such stock upon the NASDAQ National
Market System, the principal exchange for the trading of SNC's common stock.

     (b) Subject to adjustments made pursuant to provisions of paragraph 13, the aggregate number of shares which may be issued upon exercise of all Options which may be granted under this Plan combined with options granted under SNC's Incentive Stock Option Plan of even date, shall not exceed 1,101,000 shares of SNC Common
Stock.

     (c) In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to, but not delivered under such Option, shall become available for other options to the same Participant or other employees without decreasing the aggregate number of shares which may be granted under the Plan or, shall be available for any other lawful corporate purpose.

     (d) All Options shall be granted on the condition that the Participant shall not resell any SNC Common Stock purchased by the exercise of an Option except in compliance with all applicable state and federal securities laws and regulations. Each Participant shall, prior to any transfer of SNC Common Stock purchased through the exercise of an Option, advise SNC of the proposed transfer and demonstrate, to the satisfaction of the Board, that such transfer is in compliance with such laws and regulations.

     4.   Option Agreements.  (a)  Each Option granted under the
Plan shall be evidenced by an Option Agreement which shall be signed by a duly authorized officer of SNC and by the Participant, and which shall contain such provisions as may be approved by the Committee (as defined in paragraph 5).

     (b) The Option Agreements shall constitute binding contracts between SNC and the Participant, and upon acceptance of any such Option Agreement, each party shall be bound by the terms and restrictions of this Plan and of the Option Agreements. Any Option
Agreement utilized for the purpose of granting Options to Participants under this Plan shall specify that such Options are Non-Qualified Stock Options and they are not intended to qualify as
Incentive Stock Options within the meaning of Code Section 422, as amended, and shall be so construed.

     (c) The terms of the Option Agreements shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the
Plan.

     5. Administration of the Plan. The compensation committee ("Committee"), previously appointed by the SNC Board, is authorized to administer this Plan. Such Committee shall consist of not less than three (3) nor more than five (5) members of the Board, to serve at the pleasure of the Board. No individual shall become a member of the Committee if he shall have been eligible to receive Options to acquire shares of SNC Common Stock or any subsidiary (as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, (the "Code"), at any time during the twelve (12) month period prior to becoming a member and no member of the Committee shall be eligible to receive Options. The Committee shall have full power and authority to construe, interpret, and administer the
Plan and may from time to time adopt such rules and regulations for carrying out this Plan. Provided further, the Committee shall have exclusive jurisdiction (i) to select the key employees to whom Options shall granted, (ii) to determine the number of shares subject to each Option, (iii) to determine the time or times when Options will be granted, (iv) to determine the Option Price of the shares subject to each Option, (v) to determine the time when each
Option may be exercised, (vi) to fix such other provisions of the Option Agreement as the Committee may deem necessary or desirable consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board shall place into effect the determinations of the Committee.

     6. Eligibility. Key employees of SNC, and any of its Subsidiaries, including officers and directors who are salaried employees, shall be eligible to receive Options as Participants. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of SNC or any
Subsidiary to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of SNC to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to, options granted to key employees. Key employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of SNC or its Subsidiaries.

     7. Option Price. (a) The price at which shares of stock may be purchased under an Option granted pursuant to this Plan shall be determined by the Committee, but shall not be less than eighty-five (85%) percent of the Fair Market Value of such shares on the date that the Option is granted, such Fair Market Value to be determined by, and in accordance with procedures to be established by the Committee. For purposes of determining Fair Market Value, (i) Options that are granted by the Committee prior to January 1, 1991 are subject to the Committee's determination that a fair and reasonable Option Price for SNC Common Stock to be purchased pursuant to such Options, is established at $9.50 per share; and (ii) any and all Options granted by the Committee from and after January 1, 1991 are to be priced in accordance with the Fair Market Value of such shares on the date that those Options are granted. Accordingly, Fair Market Value is to be based upon the average price for SNC Common Stock for the thirty (30) full trading days prior to the grant of the Option. Such average price will be the average of each day's high and low sales price as reported on the NASDAQ National Market System on days in which sales are reported, and the average of bid and asked prices as reported by the NASDAQ National Market System on any days in which SNC Common Stock is to be traded.

     (b) For the purposes of this Plan, the Fair Market Value of shares subject to Options shall be deemed conclusive upon the determination of the Committee, made in good faith. The Option Price as reflected above shall be subject to adjustments in accordance with provisions of paragraph 13 hereof.

     8. Exercise of Options. (a) Subject to the provisions of the Plan with respect to termination of employment, death or Legal
Disability set forth under paragraph 13 herein, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period shall expire not later than ten (10) years from the date the Option is granted.

     (b) Each Option granted under the Plan shall be exercisable consistent with a vesting schedule over four (4) years from the date of grant. After one (1) year of continued employment with SNC or its Subsidiaries immediately following the date the Option is granted, (the one year anniversary date) the Participant will be entitled to exercise twenty-five (25%) percent of the number of shares granted in the Option. Each anniversary date thereafter, an additional twenty-five (25%) of the shares granted in the Option shall vest, with each Option fully vesting on the fourth anniversary date from the date of the original grant. Provided further, Participants are only entitled to exercise Options during the continuance of the Participant's employment with SNC or its Subsidiaries except as provided in paragraph 13, hereof. The Participant's rights to exercise any Option is further subject to the terms and conditions of the Option Agreement to be entered into by and between SNC or its Subsidiaries and the Participant. Notwithstanding the above vesting schedule, the Committee may, in its discretion, accelerate the time at which an option may be exercised in the event of death, Legal Disability or retirement, in appropriate circumstances.

     (c) No shares shall be delivered pursuant to the exercise of any Option until the requirement of such laws and regulations as may be deemed by the Committee to be applicable to them are satisfied and until payment in full in cash, or in SNC Common Stock as provided in subparagraph (d), below, of the Option Price for such Options is received by SNC. No Participant, or legal representative, or distributee of a Participant shall be deemed to be a holder of any shares subject to any Option unless and until the certificate or certificates for such shares have been issued and delivered.

     (d) Options may be exercised by payment of the Option Price in full (i) in cash, (ii) by surrender of SNC Common Stock having a Fair Market Value, as determined by paragraph 7, hereof, equal to the Option Price of SNC Common Stock to be purchased or (iii) a combination of cash and SNC Common Stock.

     (e) In the event that there is a "change of control" of SNC within the meaning of the Act during the term of the Plan, the vesting of Options as set forth in paragraph 8(b) granted prior to any change of control will be deemed to be accelerated and immediately vested in the Participant subject to those limitations set forth in paragraph 11 hereof.

     9. Other Terms and Conditions. This Plan shall be governed by and construed in accordance with the laws of the State of North
Carolina.

     10. Transferability of Options. An Option granted under the
Plan may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the Participant to whom granted, may be exercised only by such Participant.

     11. Termination of Employment. In the event that the employment of any Participant with SNC or its Subsidiaries is terminated for any reason other than voluntary retirement, Legal Disability or death, any and all Options granted under the Plan shall be exercisable by the terminated Participant no more than thirty (30) days after the date of termination of the Participant's employment.

     In the event that the employment of any Participant with SNC or its Subsidiaries is terminated by reason of such Participant's voluntary retirement, such Options shall be exercisable by the retired Participant no more than three (3) years from the date of retirement from such Participant's employment.

     In the event that the employment of any Participant with SNC or its Subsidiaries is terminated by reason of the Legal Disability or death of such Participant, such Options shall be exercisable by the disabled Participant or the Participant's Beneficiary, as the case may be, no more than one (1) year from the date of the Participant's death or from the date of termination from employment due to his Legal Disability.

     12. Capital Adjustments Effecting Stock. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of SNC Common Stock subject to this
Plan and the number of shares under Option shall be adjusted consistent with such capital adjustment. The Option Price of any share under Option shall be adjusted so that there will be no change in the aggregate purchase price payable under exercise of any such Option. The granting of an Option pursuant to this Plan shall not affect in any way the right or power of SNC to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

     13.  Amendments, Suspension, or Termination of the Plan.
The
Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of SNC, provided, however, no amendments shall be made in the Plan without the approval of the stockholders of SNC which:

     (a) Increase the total number of shares for which Options may be granted under this Plan for all key employees or for any one of them, except as provided in paragraph 12;

     (b) Change the minimum Option Price for the optioned shares except as provided in paragraph 7;

     (c) Affect outstanding Options or any unexercised rights thereunder, except as provided in paragraph 8;

     (d) Extend the Option period provided in paragraph 8 or make an Option exercisable earlier than as specified in paragraph 8;

     (e)  Extend the termination date of the Plan.

     14. Effective Date, Term, and Approval. Subject to approval of the stockholders of SNC at the annual meeting to be held on April 16, 1991 the Plan shall take effect on December 20, 1990, the date the Plan was adopted by the Board of Directors of SNC. This Plan will terminate on December 19, 2000 and no Options may be granted under the Plan after that date, unless an earlier termination date is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms.

The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any revisions of the Plan or Option Agreement, the holder of an Option shall not be entitled to exercise his Option nor shall SNC be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation, by the holder or SNC, of any provisions of any such approval requirements, law or regulation.

     IN WITNESS WHEREOF, Southern National Corporation has caused these presents to be executed by its duly authorized officer on this _____ day of ____________, 1994.



                              SOUTHERN NATIONAL CORPORATION

ATTEST:

                         By:  ___________________________ (SEAL)
                              L. Glenn Orr, Jr.
________________ (SEAL)       Chairman of the Board,
Secretary                     President and Chief
                              Executive Officer

                  SOUTHERN NATIONAL CORPORATION



                   INCENTIVE STOCK OPTION PLAN




















                     As Amended and Restated
                   Effective February 17, 1994

                  SOUTHERN NATIONAL CORPORATION
                   INCENTIVE STOCK OPTION PLAN


     Southern National Corporation ("SNC"), a North Carolina Corporation, whose principal office is located at 500 North Chestnut Street, Lumberton, North Carolina 28358, hereby adopts this Incentive Stock Option Plan, in order to enable its key employees to share in the ownership and growth of SNC as well as its subsidiaries ("Subsidiaries"), by affording incentives to certain officers and key management employees to remain in the employ of SNC and its Subsidiaries and to use their best efforts on behalf of SNC and its Subsidiaries. The adoption of this amended and restated Incentive Stock Option Plan is, subject to shareholder approval, to become effective February 17, 1994.

             ______________________________________

     1.   Purpose.  The purpose of the Incentive Stock Option
Plan
(the "Plan"), is to promote the interests of Southern National Corporation ("SNC") and its Subsidiaries, by affording an incentive to certain officers and key management employees to remain in the employ of SNC and to use their best efforts on its behalf, and further to aid SNC and its Subsidiaries in attracting, maintaining, and developing capable management personnel of a caliber required to insure SNC's continued success, through means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in SNC through the granting of options to purchase SNC's Common Stock pursuant to the terms of the Plan ("Options").

     2. Definitions. The singular shall include the plural and vice-versa, and the use of one gender shall be deemed to include the other whenever appropriate.

     a. Beneficiary. Any person (including a trust) who may, under an employee's will or under the laws of descent
and
          distribution, succeed to the employee's right to exercise
          any Option by reason of the employee's death.

     b. Option. A Participant's right to purchase one or more shares of SNC Common Stock, as granted and determined in
          accordance with the provision of this Plan.

     C. Option Price. The amount to be paid by a Participant for the purchase of shares of SNC Common Stock pursuant to the exercise of an Option, as determined pursuant to paragraph 7, hereof.

     d. Participant. An employee of SNC or its Subsidiaries who becomes eligible to participate in this Plan under paragraph 6, hereof.

     e. Legal Disability. The inability of a Participant to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period
          of not less than twelve (12) months.

     f    SNC Common Stock.  Southern National Corporation's $5
par
          value common stock registered pursuant to the Securities
          Act of 1933 (the "Act").

     g. Ten Percent Shareholder. A Participant who at the time of the grant to him of any Option, holds beneficial ownership of shares of Stock possessing more than 10%
of
          the voting power of all classes of stock of SNC, by direct ownership and/or by attribution as determined by Code Section 424(d).

     h. Board. The Board shall mean the Board of Directors of Southern National Corporation.

     3.   Shares Subject to the Plan.  (a) The shares of SNC
Common
Stock to be delivered upon exercise of Options granted under the Plan shall be made available, at the discretion of the Board of Directors of SNC, from the authorized, unissued and registered shares of SNC's $5.00 par value Common Stock. Such stock is the subject of a Registration Statement to be filed on Form S-3 by SNC with the Securities and Exchange Commission ("SEC"), and applicable state securities regulators, and which is anticipated to be made effective thereafter. Further, the Board of Directors shall have the authority to take any action related to this Plan which may be required in connection with the registration of the SNC Common Stock as well as the listing of such stock upon the NASDAQ National
Market System, the principal exchange for the trading of SNC's common stock.

     (b) Subject to adjustments made pursuant to provisions of paragraph 13, the aggregate number of shares which may be issued upon exercise of all Options which may be granted under this Plan combined with options granted under SNC's Non-Qualified Stock Option Plan of even date, shall not exceed 1,101,000 shares SNC Common Stock.

     (c) In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to, but not delivered under such Option, shall become available for other options to the same Participant or other employees without decreasing the aggregate number of shares which may be granted under the Plan or, shall be available for any other lawful corporate purpose.

     (d) All Options shall be granted on the condition that the Participant shall not resell any SNC Common Stock purchased by the exercise of an Option except in compliance with all applicable state and federal securities laws and regulations. Each Participant shall, prior to any transfer of SNC Common Stock purchased through the exercise of an Option, advise SNC of the proposed transfer and demonstrate, to the satisfaction of the Board, that such transfer is in compliance with such laws and regulations.

     4.   Option Agreements.  (a) Each Option granted under the
Plan shall be evidenced by an Option Agreement which shall be signed by a duly authorized officer of SNC and by the Participant, and which shall contain such provisions as may be approved by the Committee (as defined in paragraph 5).

     (b) The Option Agreements shall constitute binding contracts between SNC and the Participant, and upon acceptance of any such Option Agreement, each party shall be bound by the terms and restrictions of this Plan and of the Option Agreements.

     (c) The terms of the Option Agreements shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the
Plan.

     5. Administration of the Plan. The compensation committee ("Committee"), previously appointed by the SNC Board, is authorized to administer this Plan. Such Committee shall consist of not less than three (3) nor more than five (5) members of the Board, to serve at the pleasure of the Board. No individual shall become a member of the Committee if he shall have been eligible to receive Options to acquire shares of SNC Common Stock or any subsidiary (as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, (the "Code"), at any time during the twelve (12) month period prior to becoming a member and no member of the Committee shall be eligible to receive Options. The Committee shall have full power and authority to construe, interpret, and administer the
Plan and may from time to time adopt such rules and regulations for carrying out this Plan. Provided further, the Committee shall have exclusive jurisdiction (i) to select the key employees to whom Options shall be granted, (ii) to determine the number of shares subject to each Option, (iii) to determine the time or times when Options will be granted, (iv) to determine the Option Price of the shares subject to each Option, (v) to determine the time when each
Option may be exercised, (vi) to fix such other provisions of the Option Agreement as the Committee may deem necessary or desirable consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board shall place into effect the determinations of the Committee.

     6. Eligibility. Key employees of SNC, and any of its Subsidiaries, including officers and directors who are salaried employees, shall be eligible to receive Options as Participants. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of SNC or any
Subsidiary to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of SNC to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to, options granted to key employees. Key employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of SNC or its Subsidiaries.

     7. Option Price. (a) The price at which shares of stock may be purchased under an Option granted pursuant to this Plan shall be determined by the Committee, but shall not be less than one hundred
(100%) percent of the Fair Market Value of such shares on the date that the Option is granted, such Fair Market Value to be determined by, and in accordance with procedures to be established by the Committee. For purposes of determining Fair Market Value,
(i) Options that are granted by the Committee prior to January 1, 1991 are subject to the Committee's determination that a fair and reasonable Option Price for SNC Common Stock to be purchased pursuant to such Options, is established at $9.50 per share; and
(ii) any and all Options granted by the Committee from and after January 1, 1991 are to be priced in accordance with the Fair Market
Value of such shares on the date that those Options are granted. Accordingly, Fair Market Value for SNC Common Stock shall be equal to the average of the high and low sales price reported on the NASDAQ National Market System on the date of the grant of the Option, or if no sale of such stock shall be made on that exchange on the date of grant, then on the next preceding day on which any sales have been made. Provided however, nothing contained herein shall prohibit the Committee from determining Fair Market Value in any other manner that is recognized and permitted by the Code and regulations promulgated thereunder, that are in effect on the date(s) of any such grants.

     (b) Notwithstanding the above, under no circumstances shall the Fair Market Value as determined by the Committee be less than the book value of SNC's Common Stock as reflected in SNC's most recent financial statements, prepared by the certified public accounting firm which is at that time servicing SNC's account, which financial statements are to be prepared in accordance with generally accepted accounting principals. For all purposes of this
Plan, the Fair Market Value of shares subject to Options shall be deemed conclusive upon the determination of the Committee, made in good faith. The Option Price as reflected above shall be subject to adjustments in accordance with provisions of paragraph 14 hereof.

     8. Exercise of Options. (a) Subject to the provisions of the Plan with respect to termination of employment, death or Legal
Disability set forth under paragraph 13 herein, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period shall expire not later than ten (10) years from the date the Option is granted.

     (b) Each Option granted under the Plan shall be exercisable consistent with a vesting schedule over four (4) years from the date of grant. After one (1) year of continued employment with SNC or its Subsidiaries immediately following the date the Option is granted, (the one year anniversary date) the Participant will be entitled to exercise twenty-five (25%) percent of the number of shares granted in the Option. Each anniversary date thereafter, an additional twenty-five (25%) of the shares granted in the Option shall vest, with each Option fully vesting on the fourth anniversary date from the date of the original grant. Provided further, Participants are only entitled to exercise Options during the continuance of the Participant's employment with SNC or its Subsidiaries except as provided in paragraph 13, hereof. The Participant's rights to exercise any Option is further subject to the terms and conditions of the Option Agreement to be entered into by and between SNC or its Subsidiaries and the Participant. Notwithstanding the above vesting schedule, the Committee may, in its discretion, accelerate the time at which an option may be exercised in the event of death, Legal Disability or retirement, in appropriate circumstances.

     (c)  Provided further, and except as set forth in paragraph
13
hereof, Participants shall make no disposition of any SNC Common Stock purchased by the exercise of an Option within two (2) years from the date of the granting of the Option, nor within one (1) year after transfer of any such SNC Common Stock to him.

     (d) No shares shall be delivered pursuant to the exercise of any Option until the requirement of such laws and regulations as may be deemed by the Committee to be applicable to them are satisfied and until payment in full in cash, or in SNC Common Stock as provided in subparagraph (e), below, of the Option Price for such Options is received by SNC. No Participant, or legal representative, or distributee of a Participant shall be deemed to be a holder of any shares subject to any Option unless and until the certificate or certificates for such shares has been issued and delivered.

     (e) Options may be exercised by payment of the Option Price in full (i) in cash, (ii) by surrender of SNC Common Stock having a Fair Market Value, as determined by paragraph 7, hereof, equal to the Option Price of SNC Common Stock to be purchased or (iii) a combination of cash and SNC Common Stock.

     (f) In the event that there is a "change of control" of SNC within the meaning of the Act during the term of the Plan, the vesting of Options as set forth in paragraph 8(b) granted prior to any change of control will be deemed to be accelerated and immediately vested in the Participant subject to those limitations set forth in paragraph 11 hereof.

     9. Ten-percent Shareholder. Notwithstanding the provisions of paragraphs 7 and 8, above, the following terms and conditions shall apply to Options granted hereunder to a 10% Shareholder:

     (a) the Option Price at which shares of stock may be purchased under an Option granted pursuant to this Plan shall be not less than one hundred ten (110%) percent of
          the Fair Market Value thereof, said Fair Market Value being determined in the manner described at paragraph
7,
          above; and

     (b) the period during which any such Option may be exercised, to be determined by the Committee in the manner described
          at paragraph 8, above, shall expire not later than five
          (5) years from the date the Option is granted.

     10. Annual Limit on Grant and Exercise. Options shall not be granted to any Participant pursuant to this Plan, the effect of which would be to permit such Participant to first exercise Options, in any calendar year, for the purchase of shares having a
Fair Market Value in excess of $100,000 (determined at the time of the grant of the Options in the manner described at paragraph 7, above). A Participant hereunder may exercise Options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Options in the manner described at paragraph 6, above) in a calendar year, but only if the right to exercise such Options in excess of $100,000 shall have first become available in prior calendar years.

     11. Other Terms and Conditions. This Plan shall be governed by and construed in accordance with the laws of the State of North
Carolina, provided that, the Plan shall be administered so as to preserve the status of all Options granted hereunder, as "Incentive
Stock Options" within the meaning of Code Section 422, as amended.

     12. Transferability of Options. An Option granted under the
Plan may not be transferred except after death by the will of the Participant or, the laws of descent and distribution, and during the lifetime of the Participant to whom granted, may be exercised only by such Participant.

     13. Termination of Employment. In the event that the employment of any Participant with SNC or its Subsidiaries is terminated for any reason other than voluntary retirement, Legal Disability or death, any and all Options granted under the Plan shall be exercisable by the terminated Participant no more than thirty (30) days after the date of termination of the Participant's employment.

     In the event that the employment of any Participant with SNC or its Subsidiaries is terminated by reason of such Participant's voluntary retirement, such Options shall be exercisable by the retired Participant no more than three (3) months from the date of termination of such Participant's employment.

     In the event that the employment of any Participant with SNC or its Subsidiaries is terminated by reason of the Legal Disability or death of such Participant, such Options shall be exercisable by the terminated Participant or the Participant's Beneficiary, as the case may be, nor more than one (1) year from the date of the Participant's termination of employment.

     14. Capital Adjustments Effecting Stock. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of SNC Common Stock subject to this
Plan and the number of shares under Option shall be adjusted consistent with such capital adjustment. The Option Price of any share under Option shall be adjusted so that there will be no change in the aggregate purchase price payable under exercise of any such Option. The granting of an Option pursuant to this Plan shall not affect in any way the right or power of SNC to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

     15. Amendments, Suspension, or Termination of the Plan. The Board, shall have the right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of SNC, provided, however, no amendments shall be made in the Plan without the approval of the stockholders of SNC which:

     (a) Increase the total number of shares for which Options may be granted under this Plan for all key employees or for any one of them, except as provided in paragraph 14;

     (b) Change the minimum Option Price for the optioned shares except as provided in paragraph 7;

     (c) Affect outstanding Options or any unexercised rights thereunder, except as provided in paragraph 8;

     (d) Extend the Option period provided in paragraph 8 or make an Option exercisable earlier than as specified in paragraph 8;

     (e)  Extend the termination date of the Plan.

     16. Effective Date, Term, and Approval. Subject to approval of the stockholders of SNC at the annual meeting to be held on April 16, 1991 the Plan shall take effect on December 20, 1990, the date the Plan was adopted by the Board of Directors of SNC. This Plan will terminate on December 19, 2000 and no Options may be granted under the Plan after that date, unless an earlier termination date is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms.

     The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any revisions of the Plan or Option Agreement, the holder of an Option shall not be entitled to exercise his Option nor shall SNC be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation, by the holder or SNC, of any provisions of any such approval requirements, law or regulation.

     IN WITNESS WHEREOF, Southern National Corporation has caused these presents to be executed by its duly authorized officer on this ______ day of __________, 1994.



                              SOUTHERN NATIONAL CORPORATION
ATTEST:

                              By:  _______________________ (SEAL)
                                   L. Glenn Orr, Jr.
_______________________ (SEAL)     Chairman of the Board
Secretary                          President and Chief
                                   Executive Officer

                  SOUTHERN NATIONAL CORPORATION

                    LONG-TERM INCENTIVE PLAN



1. The Plan. The Plan provides cash awards to "key employees" who contribute to the success of Southern National
Corporation
     or an affiliate thereof (the "Company") based on the achievement of goals established for a given three-fiscal year
     performance cycle. Awards are based on overall corporate performance.

2. Plan Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors or a subcommittee thereof (the "Administrator"). The
Administrator
     shall have full authority to interpret and administer the Plan and to establish rules and regulations relating thereto. Individuals serving on the Compensation Committee or a subcommittee thereof administering the Plan must be "disinterested" within the meaning of SEC Rule 16b-3 and shall
     constitute "outside directors" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

3. Eligibility. Each year, prior to the commencement of a new three-fiscal year performance cycle, the Administrator shall designate those key employees of the Company eligible for incentive payments under the Southern National Corporation Long-Term Incentive Plan (the "Plan"). The Administrator
may
     approve the participation of a key employee at any time during the first fiscal year of the three-fiscal year performance cycle so long as the attainment of the goal for such individual is still substantially uncertain. Incentive payments to participants will be based on their average annual
     base salaries, as an active employee, during the three-fiscal year performance cycle. Annual base salary as of February 1 each fiscal year will be used for this purpose.
Participation
     in any one three-fiscal year performance cycle does not guarantee that an employee or position will participate in any
     following performance cycle.

4. Size of Awards. The size of incentive payments for any cycle will be determined by establishing target incentive awards expressed as a percentage of a participant's average annual base salary. The maximum targeted award is 35% of a participant's average annual base salary and will be established annually by the Administrator. The maximum incentive award for a participant shall be equal to 150% of the participant's targeted incentive award. Therefore, to the
     degree that overall corporate performance meets or is above identified goals, incentive payments will range from 25% to 150% of the targeted incentive award levels. All targets must
     be set by the Administrator and approved by the Board of Directors before the beginning of a new cycle, except that targets for employees who become participants after the beginning of a new cycle will be set by the Administrator at the time they become participants. Target awards for each three-fiscal year performance cycle will be set forth in an exhibit.

5. Performance Measures. Individual awards will be based on overall corporate performance. Corporate performance will be
     based on earnings per share (EPS), growth performance against a cumulative EPS target and return on common equity (ROCE) performance measured against a targeted average annual return
     set by the Administrator and approved by the Board of Directors before the beginning of a new cycle.

     EPS is fully diluted earnings per share of Southern National
     Corporation ("SNC").

     ROCE is SNC's net earnings, after all accruals related to incentive compensation (including payments under the Plan) divided by SNC's average equity.

     Net earnings shall be adjusted to reflect changes in accounting (whether mandated by FASB or otherwise) adopted during a three-fiscal year performance cycle and to reflect
a
     change in corporate capitalization, such as a stock split, or a corporate transaction, such as a merger or consolidation, a corporate separation (including a spin-off or other distribution of stock or property), a reorganization
(whether
     or not it comes within the meaning of Code section 368), a partial or complete liquidation of the Company or an acquisition. Such changes will be made in a manner that will
     neither increase nor decrease the size of incentive payments for such performance cycle. Any such adjustment that would increase an award otherwise payable but for the adjustment may
     be disregarded by the Administrator.

6. Performance Scales. The EPS and ROCE performance scales identify threshold, target and superior performance levels.
     A performance value will be assigned to each performance level as below:

            Performance Level             Performance Value
               Threshold                        0.25
               Target                           1.00
               Superior                         1.50

     Interpolation is used to determine the performance value associated with performance between the identified levels. Performance below threshold is considered to have 0 value. Performance above superior is considered to have a performance
     value of 1.5. The corporate performance scales for each cycle will be set forth in an exhibit.

7. Calculation of Awards. The performance value determined by the budgeted EPS and fixed ROCE scales are weighted to determine the overall performance values. The performance values determined based upon the performance scale are multiplied by a participant's targeted incentive to determine
     the participant's award.


     Example:

          Senior Executive Officer with a 25% target opportunity
          1993 Annual Base Salary of $100,000
          1994 Annual Base Salary of $105,000
          1995 Annual Base Salary of $110,000
          Corporate EPS Performance Value (Payout Ratio) is =
1.05
          Corporate ROCE Performance Value (Payout Ratio) is =
.97
          Weighting = 50% EPS and 50% ROCE Fixed



          Calculation:

          Target Award

                    Target Award = 25%
                    (percent of average February 1 base salary)

          Average Salary

               1993 Annual Base Salary              $100,000
               1994 Annual Base Salary              $105,000
               1995 Annual Base Salary              $110,000

                                      Subtotal      $315,000
                                      divided by        3

                                Average Salary      $105,000


          Corporate Performance

                               Payout Ratio    Weighting

            Corporate EPS           1.05     x     50%     = .525
            Corporate ROCE           .97     x     50%     = .485

            Corporate Value                                  1.01
              Target Award                                  x 25%
              Actual Award                                 25.25%

            Dollar Calculation

                    $105,000 x 25.25%              = $26,513
                    Round to nearest $100          = $26,500

8. Termination for Reasons Other than Death, Disability or Retirement. If a participant terminates employment or his employment is terminated for any reason, other than death, disability or retirement, as defined in a Company sponsored plan, prior to the end of the three-fiscal year performance cycle, she or he is ineligible to receive any payment under the Plan.

9. Termination Due to Death, Disability or Retirement. If a participant terminates employment due to death, disability
or
     retirement, as defined in a Company sponsored plan, prior to the end of the three-fiscal year performance cycle, and has been actively employed for a minimum of eighteen months in that performance cycle, the participant or the participant's beneficiary shall receive a pro rata award based on her or his
     salary during the period. No payments will be made to participants who have terminated employment under this paragraph with less than eighteen months of service.
Payments
     to terminated participants will be made following the end of the performance period at the same time as active participants.

10. No Implied Contract. The Plan shall not be construed to constitute an employment contract between the Company and the
     participating employee. All participating employees shall remain subject to discharge to the same extent as if the
Plan
     had not been put into effect.

11. Amendments. The Board of Directors or its designate shall have the power to amend the Plan or to suspend or terminate the Plan in whole or in part.

12. Effective Date. The Plan, as amended, shall become effective on February 17, 1994, subject to the approval of the Board of
     Directors and the shareholders.

13.  Miscellaneous.
     a. Any tax required to be withheld by any governmental authority shall be deducted from each incentive payment.

     b. No payout of incentives shall be subject in any manner to anticipation, alienation, pledge, transfer or assignment,
          except by will or the laws of descent and distribution.

     c. Each payout of an incentive shall be from the general funds of the Company. No special or separate fund shall
          be established or other segregation of assets made to assure payout of any incentive. No participant shall have any interest in any identifiable property or assets
          of the Company.

     d. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the
State
          of North Carolina.

                         ACKNOWLEDGEMENT


I hereby acknowledge receipt of and agreement with the Southern
National Corporation Long-Term Incentive Plan.




____________________________________
Plan Participant's Signature


_____________________
Date











                     BENEFICIARY DESIGNATION


As a participant in the Long-Term Incentive Plan, I hereby name the following beneficiary(ies) to receive such amounts, if any, that are payable under the Plan after my death.


          Name           Relationship        Address

1.   ____________________________________________________________

2.   ____________________________________________________________

3.   ____________________________________________________________

4.   ____________________________________________________________

                                                        EXHIBIT I

                  SOUTHERN NATIONAL CORPORATION

                    LONG-TERM INCENTIVE PLAN

                         1994-1996 CYCLE


               1994-96
               Average        Target              Target
Participant    Salary*

                               25%





AWARD DETERMINATION WEIGHTING(S):

LEVEL                                   CORPORATE PERFORMANCE

Senior Executive Officer                        100%



CORPORATE PERFORMANCE PORTION (100%)

  Two Factors:

      (1)  Cumulative Earnings Per Share    -   50%  Weight
      (2)  Return on Common Equity          -   50%  Weight

  Refer to Exhibit II for Long Term Corporate Goals
















*  Assumes 1994 base salary and 4% increases.

                                                       EXHIBIT II

                  SOUTHERN NATIONAL CORPORATION

                    LONG-TERM INCENTIVE PLAN

                         1994-1996 CYCLE

                      CORPORATE PERFORMANCE



            CUMULATIVE                  RETURN
             EARNINGS       PAYOUT        ON       PAYOUT
             PER SHARE      RATIO       EQUITY     RATIO


Threshold      $7.01        25.0%       14.000      25.0%
               $7.06        35.0%       14.200      35.0%
               $7.10        45.0%       14.500      45.0%
               $7.15        55.0%       14.700      55.0%
               $7.19        65.0%       15.000      65.0%
               $7.24        75.0%       15.200      75.0%
               $7.28        85.0%       15.500      85.0%
               $7.33        95.0%       15.700      95.0%
Target         $7.38       100.0%       16.000     100.0%
               $7.43       105.0%       16.200     105.0%
               $7.47       110.0%       16.400     110.0%
               $7.52       115.0%       16.600     115.0%
               $7.56       120.0%       16.800     120.0%
               $7.61       125.0%       17.000     125.0%
               $7.65       130.0%       17.200     130.0%
               $7.70       135.0%       17.400     135.0%
               $7.74       140.0%       17.600     140.0%
               $7.79       145.0%       17.800     145.0%
Superior       $7.84       150.0%       18.000     150.0%

                  SOUTHERN NATIONAL CORPORATION

                    SHORT-TERM INCENTIVE PLAN




1. The Plan. The Plan provides cash awards to "key employees" who contribute to the success of Southern National
Corporation
     or an affiliate thereof (the "Company") based on the achievement of short-term goals established for a given fiscal
     year. Awards are either based solely on corporate performance, or on a combination of corporate and profit center/department performance.

2. Plan Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors or a subcommittee thereof (the "Administrator"). The
Administrator
     shall have full authority to interpret and administer the Plan and to establish rules and regulations relating thereto. Individuals serving on the Compensation Committee or a subcommittee thereof administering the Plan must be "disinterested" within the meaning of SEC Rule 16b-3 and shall
     constitute "outside directors" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

3. Eligibility. Each year, prior to the commencement of a new fiscal year, the Administrator shall designate those key employees of the Company eligible for incentive payments under
     the Southern National Corporation Short-Term Incentive Plan (the "Plan"). The Administrator may approve the participation
     of a key employee at any time during the fiscal year so long as the attainment of the goal for such individual is still substantially uncertain. Incentive payments to participants will be based on their base salaries as of February 1 of such
     fiscal year. Participation in any one year does not guarantee that an employee or position will participate in any following year.

4. Size of Awards. The size of incentive payments for any fiscal year will be determined by establishing target incentive awards expressed as a percentage of a participant's base salary. Such percentage shall not exceed 35% and will be established annually by the Administrator. The maximum incentive award for a participant shall be equal to 150% of the participant's targeted incentive awards. Therefore, to the degree that overall corporate performance and profit center/department performance meets or is above identified goals incentive payments will range from 25% to 150% of the targeted incentive award levels. All targets must be set by the Administrator and approved by the Board of Directors before the beginning of a new fiscal year, except that targets
     for employees who become participants after the beginning of a new fiscal year will be set by the Administrator at the time
     they become participants. Target awards for each fiscal year will be set forth in an exhibit.

5. Award Determination Weighting. Individual awards will be based on overall corporate performance and profit center/department performance. The weighting of overall corporate and profit center/department performance will vary by participant based on the Administrator's determination of the appropriate mix.

     Award determination weighting will be as follows:

                                                Profit Center/
                                 Corporate        Department
     Level                      Performance       Performance

     Senior Executive Officers     100%
     Profit Center Heads            50%               50%
     Staff Department Heads         75%               25%


6. Performance Measures. Corporate performance will be based on earnings per share (EPS) performance against budgeted profit plans and return on average assets (ROA) performance against an approved target set by the Administrator and approved by the Board of Directors. Profit Center/Department performance
     will be determined by the Chief Executive Officer and the Administrator on a case by case basis using their discretion based on achievement of other financial or non-financial goals
     such as profit contributions versus budgeted plans, growth, market share comparison to prior year's performance or defined
     objectives. Such benchmarks will be based on objective standards established before the beginning of the applicable calendar year.

     EPS is fully diluted earnings per share of Southern National
     Corporation ("SNC").

     ROA is SNC's net earnings, after all accruals related to incentive compensation (including payments under the Plan) divided by SNC's average assets.

     Net earnings shall be adjusted to reflect changes in accounting (whether mandated by FASB or otherwise) adopted during a fiscal year and to reflect a change in corporate capitalization, such as a stock split, or a corporate transaction, such as a merger or consolidation, a corporate separation (including a spin-off or other distribution of stock or property), a reorganization (whether or not it comes
     within the meaning of Code section 368), a partial or complete liquidation of the Company or an acquisition. Such changes will be made in a manner that will neither increase nor decrease the size of incentive payments for such fiscal year.
     Any such adjustment that would increase an award otherwise payable but for the adjustment may be disregarded by the Administrator.

7. Performance Scales. The EPS and ROA performance scales identify threshold, target and superior performance levels.
     A performance value will be assigned to each performance level as below:



            Performance Level             Performance Value

               Threshold                        0.25
               Target                           1.00
               Superior                         1.50


     Interpolation is used to determine the performance value associated with performance between the identified levels. Performance below threshold is considered to have 0 value. Performance above superior is considered to have a performance
     value of 1.5. The corporate performance scales and the profit center/department performance scales for each fiscal year will be set forth in exhibits.

8. Calculation of Awards. The performance values determined by the budgeted EPS and fixed ROA scales are weighted to determine the overall performance values assigned to corporate
     performance. The performance values determined based upon the corporate performance scale are multiplied by a participant's portion of his or her targeted incentive based on corporate performance to determine the corporate component of the participant's award. The performance values determined based
     upon the profit center/department performance scale are multiplied by a participant's portion of his or her targeted incentive based on his or her profit center/department's performance to determine the profit center/department component of the participant's award. A participant's incentive payment will be the sum of his or her corporate
and
     profit center/department components.

     Example:

          Senior Executive Officer with a 25% target opportunity
          Annual Base Salary of $100,000
          Corporate EPS Performance Value (Payout Ratio) is =
1.05
          Corporate ROA Performance Value (Payout Ratio) is = .97
          Profit Center/Department Value is = 1.00
          Weighting = 50% EPS and 50% ROA Fixed



     Calculation:

     Target Award Breakdown

          Corporate Performance Portion         50% x 25% = 12.5%
          Profit Center/Department              50% x 25% = 12.5%
               Performance Portion

     Corporate Performance

                         Payout Ratio        Weighting

       Corporate EPS        1.05        x       50%    =     .525
       Corporate ROA         .97        x       50%    =     .485

       Corporate Value                                       1.01
         Target Award                                       x 25%
         Actual Award                                      25.25%

     Dollar Calculation

          $105,000 x 25.25%                             = $26,513
          Round to nearest $100                         = $26,500

9. Termination For Reasons Other Than Death, Disability or Retirement. If a participant terminates employment or his employment is terminated for any reason other than death, disability or retirement, as defined in a Company sponsored Plan, prior to the end of the fiscal year, she or he is ineligible to receive any payment under the Plan.

10. Termination Due to Death, Disability or Retirement. If a participant terminates employment due to death, disability
or
     retirement, as defined in a Company sponsored plan, prior to the end of the fiscal year, and has been actively employed for
     a minimum of six months in that fiscal year, the participant or the participant's beneficiary shall receive a pro rata award based on her or his base salary during the fiscal year.
     No payments will be made to participants who have terminated under this paragraph with less than six months of service. Payments to terminated participants will be made following the
     end of the fiscal year at the same time as active participants.

11. No Implied Contract. The Plan shall not be construed to constitute an employment contract between the Company and the
     participating employee. All participating employees shall remain subject to discharge to the same extent as if the
Plan
     had not been put into effect.

12. Amendments. The Board of Directors or its designate shall have the power to amend the Plan or to suspend or terminate the Plan in whole or in part.

13. Effective Date. The Plan, as amended, shall become effective on February 17, 1994, subject to the approval of the Board of
     Directors and the shareholders.

14.  Miscellaneous.
     a. Any tax required to be withheld by any government authority shall be deducted from each incentive payment.

     b. No payout of incentives shall be subject in any manner to anticipation, alienation, pledge, transfer or assignment,
          except by will or the laws of descent and distribution.

     c. Each payout of an incentive shall be from the general funds of the Company. No special or separate fund shall
          be established or other segregation of assets made to assure payout of any incentive. No participant shall have any interest in any identifiable property or assets
          of the Company.

     d. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the
State
          of North Carolina.

                         ACKNOWLEDGEMENT


I hereby acknowledge receipt of and agreement with the Southern
National Corporation Short-Term Incentive Plan.




____________________________________
Plan Participant's Signature


_____________________
Date








                     BENEFICIARY DESIGNATION


As a participant in the Annual Incentive Plan, I hereby designate the following beneficiary(ies) to receive such amounts, if any, that are payable under the Plan after my death.


          Name            Relationship                Address

1.   ____________________________________________________________

2.   ____________________________________________________________

3.   ____________________________________________________________

4.   ____________________________________________________________

                                                        EXHIBIT I

                  SOUTHERN NATIONAL CORPORATION

                    SHORT-TERM INCENTIVE PLAN

                              1994




               1994 ANNUAL        TARGET              TARGET
PARTICIPANT    BASE SALARY   AWARD PERCENTAGE     INCENTIVE AWARD


                                    25%


AWARD DETERMINATION WEIGHTING(S)

                                 CORPORATE         PROFIT CENTER
LEVEL                           PERFORMANCE         PERFORMANCE

Profit Center Head                  50%                 50%



CORPORATE PERFORMANCE PORTION (50%)

  Two Factors:

    (1)  Earnings Per Share   -   50%  Weight
    (2)  Return on Assets     -   50%  Weight

  Refer to Exhibit II for Corporate Goals


PROFIT CENTER PERFORMANCE PORTION (50%)

  Two Factors:

    (1)  Contributed Income   -   75%  Weight
    (2)  Core Deposit Growth  -   25%  Weight

  Refer to Exhibit III for Profit Center Goals

                                                       EXHIBIT II

                  SOUTHERN NATIONAL CORPORATION

                    SHORT-TERM INCENTIVE PLAN

                      CORPORATE PERFORMANCE
                              1994


                  EARNINGS                  PAYOUT
                  PER SHARE                  RATIO
- -----------------------------------------------------------------

Threshold           $2.16                    25.0%
                    $2.17                    40.0%
                    $2.18                    55.0%
                    $2.19                    70.0%
                    $2.20                    85.0%
Target              $2.21                   100.0%
                    $2.22                   107.0%
                    $2.23                   114.0%
                    $2.24                   121.0%
                    $2.25                   128.0%
                    $2.26                   135.0%
                    $2.27                   142.0%
Superior            $2.28                   150.0%





                  RETURN ON                 PAYOUT
               AVERAGE ASSETS                RATIO
- -----------------------------------------------------------------

Threshold           1.05                     25.0%
                    1.06                     35.0%
                    1.07                     45.0%
                    1.08                     55.0%
                    1.09                     65.0%
                    1.10                     75.0%
                    1.11                     85.0%
                    1.12                     95.0%
Target              1.13                    100.0%
                    1.14                    107.0%
                    1.15                    114.0%
                    1.16                    121.0%
                    1.17                    128.0%
                    1.18                    135.0%
                    1.19                    142.0%
Superior            1.20                    150.0%


                                                      EXHIBIT III

                  SOUTHERN NATIONAL CORPORATION
                    SHORT-TERM INCENTIVE PLAN
                       PROFIT CENTER GOALS
                              1994

Region

(1)  CONTRIBUTED INCOME (75%)

                                                     Payout Ratio

     Threshold (98% of target)                            25%

     Target (Annual Budget)                              100%

     Superior (110% of target)                           150%


(2)  CORE DEPOSIT GROWTH (25%)

     Core deposit growth is defined as fourth quarter average core deposits for 1994 compared to average fourth quarter core deposits for 1993.

           Actual                  Budgeted
     4th Quarter 1993          4th Quarter 1994            Growth




                                                     Payout Ratio

     Threshold (80% of growth)                            25%

     Target                                              100%

     Superior (100% of growth)                           150%